ANNUITIES                                                         [MetLife LOGO]

APPLICATION FOR INDIVIDUAL MODIFIED SINGLE PURCHASE
PAYMENT DEFERRED VARIABLE ANNUITY

METLIFE ACCUMULATION ANNUITY                  HOW TO SUBMIT THIS FORM:
                                              Please send this entire form to us by mail.
MetLife Insurance Company of Connecticut      Annuity Service Center
("MetLife") Home Office                       P.O. Box 770001, Cincinnati, Ohio
(no correspondence)                           45277-0050
1300 Hall Boulevard Bloomfield, CT 06002

SECTION 1 - ANNUITANT INFORMATION

Annuitant will be the Owner unless the Owner section is completed.

First name                Middle name                       Last name

----------------------------------------------------------------------------------------------

Address                                    City                    State        ZIP

----------------------------------------------------------------------------------------------

Social Security number    [ ] Male       Date of birth      Phone number
                          [ ] Female
----------------------------------------------------------------------------------------------

Email address             Country of legal residence        Country of citizenship

----------------------------------------------------------------------------------------------

SECTION 2 - OWNER INFORMATION

o Complete if the Owner is different than the Annuitant. Correspondence is sent to the Owner.

o    The Annuitant and Owner must be the same person for all IRA plan types.

o    If the Owner is a Trust, complete the Trustee Certification form.

o Please complete either the individual OR entity name field(s) as applicable.

First name                 Middle name                   Last name

----------------------------------------------------------------------------------------------
Entity name (IF APPLICABLE)

Address                                 City                          State      ZIP

----------------------------------------------------------------------------------------------

Social Security number     [ ] Male     Date of birth/Date of Trust   Phone number
                           [ ] Female
----------------------------------------------------------------------------------------------

Email address                           Country of legal residence    Country of citizenship

----------------------------------------------------------------------------------------------

MAA-APP (07/14)                                                MAA-NC (11/14) Fs

o OPTIONAL - JOINT OWNER INFORMATION (NON-QUALIFIED ONLY)

First name                 Middle name                   Last name

----------------------------------------------------------------------------------------------

Address                                 City                          State      ZIP

----------------------------------------------------------------------------------------------

Social Security number     [ ] Male     Date of birth     Phone number
                           [ ] Female
----------------------------------------------------------------------------------------------

Email address                           Country of legal residence    Country of citizenship

----------------------------------------------------------------------------------------------

SECTION 3 - PRIMARY AND CONTINGENT BENEFICIARY(IES)

o    If more than three beneficiaries are named, attach a separate sheet.

o Either relationship to Owner or Social Security Number (SSN) must be provided for all beneficiaries named.

o    Primary and Contingent Beneficiary percentages must each add up to 100%.

o If ALL Primary Beneficiaries predecease the Owner, then any Contingent Beneficiaries listed below will be considered Primary Beneficiaries unless we are notified otherwise by the Owner.

o If Joint Owners are named, upon the death of either Joint Owner the surviving Joint Owner will be the primary beneficiary, and all other beneficiaries will be considered contingent beneficiaries.

o The death benefit will be payable to your estate if no designated beneficiary survives you, or if you do not designate a beneficiary.

PRIMARY BENEFICIARY

First name                  Middle name                  Last name
                                                                                             % of
                                                                                           Proceeds
-----------------------------------------------------------------------------------------

Relationship to Owner(s)      Date of birth     Social Security number    Phone number

-----------------------------------------------------------------------------------------

Address                            City                                   State     ZIP

---------------------------------------------------------------------------------------------------

SECTION 3 CONTINUED ON THE NEXT PAGE.

MAA-APP (07/14)                                                MAA-NC (11/14) Fs

[  ] PRIMARY      [  ] CONTINGENT

First name                  Middle name         Last name
                                                                                             % of
                                                                                           Proceeds
-----------------------------------------------------------------------------------------

Relationship to Owner(s)      Date of birth     Social Security number    Phone number

-----------------------------------------------------------------------------------------

Address                            City                                   State     ZIP

---------------------------------------------------------------------------------------------------

[  ] PRIMARY      [  ] CONTINGENT

First name                  Middle name         Last name
                                                                                             % of
                                                                                           Proceeds
-----------------------------------------------------------------------------------------

Relationship to Owner(s)      Date of birth     Social Security number    Phone number

-----------------------------------------------------------------------------------------

Address                            City                                   State     ZIP

---------------------------------------------------------------------------------------------------

SECTION 4 - PLAN TYPE

[ ] Non-Qualified      [ ] Traditional IRA      [ ] Roth IRA

SECTION 5 - PURCHASE PAYMENT (COMPLETE FOR EACH SOURCE OF INCOMING FUNDS)

                                        PAYMENT TYPE                                              AMOUNT
--------------------------------------------------------------------------------------------------------------
1)     [ ] Transfer     [ ] Rollover     [ ] 1035 Exchange     [ ] Contribution/Payment     $
--------------------------------------------------------------------------------------------------------------
2)     [ ] Transfer     [ ] Rollover     [ ] 1035 Exchange     [ ] Contribution/Payment     $
--------------------------------------------------------------------------------------------------------------
3)     [ ] Transfer     [ ] Rollover     [ ] 1035 Exchange     [ ] Contribution/Payment     $
--------------------------------------------------------------------------------------------------------------
4)     [ ] Transfer     [ ] Rollover     [ ] 1035 Exchange     [ ] Contribution/Payment     $
--------------------------------------------------------------------------------------------------------------

NOTE: ROLLOVERS ARE ONLY AVAILABLE FOR IRA PLAN TYPES.

TOTALS:

O Please total the purchase payment amount for each of the incoming funds listed above.

O    The minimum purchase payment is $25,000.

                              TOTAL PURCHASE PAYMENT AMOUNT $
                                                            --------------------

MAA-APP (07/14)                                                MAA-NC (11/14) Fs

SECTION 6 - BENEFIT RIDERS

Your contract will be issued with the following standard benefit riders:

  O    Preservation and Growth Rider (PGR)

  O    Return of Purchase Payment Death Benefit

SECTION 7 - PURCHASE PAYMENT ALLOCATION

Your purchase payment will be allocated to the following investment option:

Fidelity VIP FundsManager(R) 60% Portfolio 100%
                                           ----

SECTION 8 - REPLACEMENTS (MUST BE COMPLETED)

Does the applicant have any existing life insurance policies or annuity
contracts?    [ ] Yes     [ ] No

Will the proposed annuity replace, discontinue, or change any existing policy or
contract?     [ ] Yes     [ ] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

SECTION 9 - NOTICE TO APPLICANT(S)

DISTRICT OF COLUMBIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

SECTION 10 - CLIENT ACKNOWLEDGEMENTS AND SIGNATURE(S)

By signing below, I (we) acknowledge the following:

O I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application.

O I (We) acknowledge receipt of the current prospectus of MetLife for the MetLife Accumulation Annuity.

O CONTRACT VALUES AND BENEFITS BASED ON SEPARATE ACCOUNT ASSETS ARE NOT GUARANTEED AND WILL DECREASE OR INCREASE WITH INVESTMENT EXPERIENCE.

O    I (We) have received MetLife's Customer Privacy Notice.

O    I (We) have read and understand the information above.

O    I (We) have read and understand the Notice to Applicant above
     (IF APPLICABLE).

O I (We) understand that there is no additional tax benefit obtained by funding a Traditional or Roth IRA with an annuity.

O I (We) have received the Enterprise Annuity Transfer Disclosure, if applicable.

O I (we) acknowledge receipt of the Variable Annuity Disclosure Document, if applicable in my state. Please see the State Replacement Forms ("STATEREPS") list for states that require the Variable Annuity Disclosure document.

O I (WE) UNDERSTAND THAT METLIFE DOES NOT GUARANTEE THE TAX CONSEQUENCES OF THE ANNUITY (INCLUDING, BUT NOT LIMITED TO, WHETHER THE TRADITIONAL OR ROTH IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS AND HOW MUCH OF EACH INCOME PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN OF ANY AFTER-TAX CONTRIBUTION), AND I (WE) SHOULD CONSULT MY (OUR) OWN TAX ADVISOR PRIOR TO PURCHASE OF THE ANNUITY.

MAA-APP (07/14)                                                MAA-NC (11/14) Fs

US TAX CERTIFICATION

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number, and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

     (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

3.   I am a U.S. citizen or other U.S. person, and

4. I am not subject to FATCA reporting because I am a U.S. person and the account is located within the United States.

     (IF YOU ARE NOT A U.S. CITIZEN OR OTHER U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE APPROPRIATE IRS DOCUMENTATION.)

NOTE: If the Owner is a non-natural person, print the name of the Owner and have one or more Owner representatives sign.


--------------------------------------------------------------------------------------------
City where the application is signed                                State

X
--------------------------------------------------------------------------------------------
Signature and title of Owner (ANNUITANT UNLESS OTHERWISE NAMED)     Date signed (MM/DD/YYYY)

X
--------------------------------------------------------------------------------------------
Signature of Joint Owner (IF APPLICABLE)                            Date signed (MM/DD/YYYY)

X
--------------------------------------------------------------------------------------------
Signature of Annuitant (IF DIFFERENT THAN THE OWNER)                Date signed (MM/DD/YYYY)

MAA-APP (07/14)                                                MAA-NC (11/14) Fs

SECTION 11 - REPRESENTATIVE INFORMATION

By signing below, I certify the following:

O All information provided by the applicant has been truly and accurately recorded.

O    All answers are correct to the best of my knowledge.

O I have provided the Proposed Owner(s) with MetLife's Customer Privacy Notice prior to or at the time he/she completed the application form.

O    I have provided the Enterprise Annuity Transfer Disclosure, if applicable.

O    I have provided the Variable Annuity Disclosure Document, if applicable.

Does the applicant have any existing life insurance policies or annuity
contracts?    [ ] Yes     [ ] No

Will the proposed annuity replace, discontinue, or change any existing policy or
contract?     [ ] Yes     [ ] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

REPRESENTATIVE

First name                Middle name                Last name

--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
Signature of Representative                             Date signed (MM/DD/YYYY)

MAA-APP (07/14)                                                MAA-NC (11/14) Fs

ANNUITIES                                                         [MetLife LOGO]

APPLICATION FOR INDIVIDUAL MODIFIED SINGLE PURCHASE
PAYMENT DEFERRED VARIABLE ANNUITY

METLIFE ACCUMULATION ANNUITY                  HOW TO SUBMIT THIS FORM:
                                              Please send this entire form to us by mail.
MetLife Insurance Company of connecticut      Annuity Service Center
("MetLife") Home Office                       P.O. Box 770001, Cincinnati, Ohio
(no correspondence)                           45277-0050
1300 Hall Boulevard Bloomfield, CT 06002

SECTION 1 - ANNUITANT INFORMATION

Annuitant will be the Owner unless the Owner section is completed.

First name                Middle name                       Last name

----------------------------------------------------------------------------------------------

Address                                    City                    State        ZIP

----------------------------------------------------------------------------------------------

Social Security number    [ ] Male       Date of birth      Phone number
                          [ ] Female
----------------------------------------------------------------------------------------------

Email address             Country of legal residence        Country of citizenship

----------------------------------------------------------------------------------------------

SECTION 2 - OWNER INFORMATION

o Complete if the Owner is different than the Annuitant. Correspondence is sent to the Owner.

o    The Annuitant and Owner must be the same person for all IRA plan types.

o    If the Owner is a Trust, complete the Trustee Certification form.

o Please complete either the individual OR entity name field(s) as applicable.

First name                 Middle name                   Last name

----------------------------------------------------------------------------------------------
Entity name (IF APPLICABLE)

Address                                 City                          State      ZIP

----------------------------------------------------------------------------------------------

Social Security number     [ ] Male     Date of birth/Date of Trust   Phone number
                           [ ] Female
----------------------------------------------------------------------------------------------

Email address                           Country of legal residence    Country of citizenship

----------------------------------------------------------------------------------------------

ICC14-MAA (06/14)                                                 MAA (11/14) Fs

o OPTIONAL - JOINT OWNER INFORMATION (NON-QUALIFIED ONLY)

First name                 Middle name                   Last name

----------------------------------------------------------------------------------------------

Address                                 City                          State      ZIP

----------------------------------------------------------------------------------------------

Social Security number     [ ] Male     Date of birth     Phone number
                           [ ] Female
----------------------------------------------------------------------------------------------

Email address                           Country of legal residence    Country of citizenship

----------------------------------------------------------------------------------------------

SECTION 3 - PRIMARY AND CONTINGENT BENEFICIARY(IES)

o    If more than three beneficiaries are named, attach a separate sheet.

o Either relationship to Owner or Social Security Number (SSN) must be provided for all beneficiaries named.

o    Primary and Contingent Beneficiary percentages must each add up to 100%.

o If ALL Primary Beneficiaries predecease the Owner, then any Contingent Beneficiaries listed below will be considered Primary Beneficiaries unless we are notified otherwise by the Owner.

o If Joint Owners are named, upon the death of either Joint Owner the surviving Joint Owner will be the primary beneficiary, and all other beneficiaries will be considered contingent beneficiaries.

o The death benefit will be payable to your estate if no designated beneficiary survives you, or if you do not designate a beneficiary.

PRIMARY BENEFICIARY

First name                  Middle name                  Last name
                                                                                             % of
                                                                                           Proceeds
-----------------------------------------------------------------------------------------

Relationship to Owner(s)      Date of birth     Social Security number    Phone number

-----------------------------------------------------------------------------------------

Address                            City                                   State     ZIP

---------------------------------------------------------------------------------------------------

SECTION 3 CONTINUED ON THE NEXT PAGE.

ICC14-MAA (06/14)                                                 MAA (11/14) Fs

[  ] PRIMARY      [  ] CONTINGENT

First name                  Middle name         Last name
                                                                                             % of
                                                                                           Proceeds
-----------------------------------------------------------------------------------------

Relationship to Owner(s)      Date of birth     Social Security number    Phone number

-----------------------------------------------------------------------------------------

Address                            City                                   State     ZIP

---------------------------------------------------------------------------------------------------

[  ] PRIMARY      [  ] CONTINGENT

First name                  Middle name         Last name
                                                                                             % of
                                                                                           Proceeds
-----------------------------------------------------------------------------------------

Relationship to Owner(s)      Date of birth     Social Security number    Phone number

-----------------------------------------------------------------------------------------

Address                            City                                   State     ZIP

---------------------------------------------------------------------------------------------------

SECTION 4 - PLAN TYPE

[ ] Non-Qualified      [ ] Traditional IRA      [ ] Roth IRA

SECTION 5 - PURCHASE PAYMENT (COMPLETE FOR EACH SOURCE OF INCOMING FUNDS)

                                        PAYMENT TYPE                                              AMOUNT
--------------------------------------------------------------------------------------------------------------
1)     [ ] Transfer     [ ] Rollover     [ ] 1035 Exchange     [ ] Contribution/Payment     $
--------------------------------------------------------------------------------------------------------------
2)     [ ] Transfer     [ ] Rollover     [ ] 1035 Exchange     [ ] Contribution/Payment     $
--------------------------------------------------------------------------------------------------------------
3)     [ ] Transfer     [ ] Rollover     [ ] 1035 Exchange     [ ] Contribution/Payment     $
--------------------------------------------------------------------------------------------------------------
4)     [ ] Transfer     [ ] Rollover     [ ] 1035 Exchange     [ ] Contribution/Payment     $
--------------------------------------------------------------------------------------------------------------

NOTE: ROLLOVERS ARE ONLY AVAILABLE FOR IRA PLAN TYPES.

TOTALS:

O Please total the purchase payment amount for each of the incoming funds listed above.

O    The minimum purchase payment is $25,000.

                              TOTAL PURCHASE PAYMENT AMOUNT $
                                                            --------------------

ICC14-MAA (06/14)                                                 MAA (11/14) Fs

SECTION 6 - BENEFIT RIDERS

Your contract will be issued with the following standard benefit riders:

  O    Preservation and Growth Rider (PGR)

  O    Return of Purchase Payment Death Benefit

SECTION 7 - PURCHASE PAYMENT ALLOCATION

Your purchase payment will be allocated to the following investment option:

Fidelity VIP FundsManager(R) 60% Portfolio 100%
                                           ----

SECTION 8 - REPLACEMENTS (MUST BE COMPLETED)

Does the applicant have any existing life insurance policies or annuity
contracts?    [ ] Yes     [ ] No

Will the proposed annuity replace, discontinue, or change any existing policy or
contract?     [ ] Yes     [ ] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

SECTION 9 - NOTICE TO APPLICANT

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law

SECTION 10 - CLIENT ACKNOWLEDGEMENTS AND SIGNATURE(S)

By signing below, I (we) acknowledge the following:

O I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application.

O I (We) acknowledge receipt of the current prospectus of MetLife for the MetLife Accumulation Annuity.

O CONTRACT VALUES AND BENEFITS BASED ON SEPARATE ACCOUNT ASSETS ARE NOT GUARANTEED AND WILL DECREASE OR INCREASE WITH INVESTMENT EXPERIENCE.

O    I (We) have received MetLife's Customer Privacy Notice.

O    I (We) have read and understand the information above.

O    I (We) have read and understand the Notice to Applicant above.

O I (We) understand that there is no additional tax benefit obtained by funding a Traditional or Roth IRA with an annuity.

O I (We) have received the Enterprise Annuity Transfer Disclosure, if applicable.

O I (we) acknowledge receipt of the Variable Annuity Disclosure Document, if applicable in my state. Please see the State Replacement Forms ("STATEREPS") list for states that require the Variable Annuity Disclosure document.

O I (WE) UNDERSTAND THAT METLIFE DOES NOT GUARANTEE THE TAX CONSEQUENCES OF THE ANNUITY (INCLUDING, BUT NOT LIMITED TO, WHETHER THE TRADITIONAL OR ROTH IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS AND HOW MUCH OF EACH INCOME PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN OF ANY AFTER-TAX CONTRIBUTION), AND I (WE) SHOULD CONSULT MY (OUR) OWN TAX ADVISOR PRIOR TO PURCHASE OF THE ANNUITY.

ICC14-MAA (06/14)                                                 MAA (11/14) Fs

US TAX CERTIFICATION

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number, and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

     (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

3.   I am a U.S. citizen or other U.S. person, and

4. I am not subject to FATCA reporting because I am a U.S. person and the account is located within the United States.

     (IF YOU ARE NOT A U.S. CITIZEN OR OTHER U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE APPROPRIATE IRS DOCUMENTATION.)

NOTE: If the Owner is a non-natural person, print the name of the Owner and have one or more Owner representatives sign.


--------------------------------------------------------------------------------------------
City where the application is signed                                State

X
--------------------------------------------------------------------------------------------
Signature and title of Owner (ANNUITANT UNLESS OTHERWISE NAMED)     Date signed (MM/DD/YYYY)

X
--------------------------------------------------------------------------------------------
Signature of Joint Owner (IF APPLICABLE)                            Date signed (MM/DD/YYYY)

X
--------------------------------------------------------------------------------------------
Signature of Annuitant (IF DIFFERENT THAN THE OWNER)                Date signed (MM/DD/YYYY)

ICC14-MAA (06/14)                                                 MAA (11/14) Fs

SECTION 11 - REPRESENTATIVE INFORMATION

By signing below, I certify the following:

O All information provided by the applicant has been truly and accurately recorded.

O    All answers are correct to the best of my knowledge.

O I have provided the Proposed Owner(s) with MetLife's Customer Privacy Notice prior to or at the time he/she completed the application form.

O    I have provided the Enterprise Annuity Transfer Disclosure, if applicable.

O    I have provided the Variable Annuity Disclosure Document, if applicable.

Does the applicant have any existing life insurance policies or annuity
contracts?    [ ] Yes     [ ] No

Will the proposed annuity replace, discontinue, or change any existing policy or
contract?     [ ] Yes     [ ] No

If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

REPRESENTATIVE

First name                Middle name                Last name

--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
Signature of Representative                             Date signed (MM/DD/YYYY)

ICC14-MAA (06/14)                                                 MAA (11/14) Fs